SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           COMMUNITY FINANCIAL CORP.
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               (Name of Registrant as Specified In Its Charter)

                               BARRETT R. ROCHMAN
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.
    (1)  Title of each class of securities to which transaction applies:
         N/A
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    (2)  Aggregate number of securities to which transaction applies:
         N/A
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    (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         N/A
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    (4)  Proposed maximum aggregate value of transaction:
         N/A
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    (5)  Total fee paid:
         N/A
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1)  Amount Previously Paid:
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    (2)  Form, Schedule or Registration Statement No.:
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    (3)  Filing Party:
         N/A
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    (4)  Date Filed:
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                               BARRETT R. ROCHMAN
                              1345 East Park Street
                           Carbondale, Illinois 62901
                                 (800) 529-3513

                                 March 15, 2000


                                   IMPORTANT!!
                                   PLEASE READ


                         FOR STOCKHOLDERS HOLDING SHARES
                        THROUGH A BROKER, BANK OR TRUSTEE


         By now, some of you who hold your stock of Community Financial Corp. through your broker, bank or trustee may already have received my proxy materials for the upcoming annual meeting of stockholders of Community Financial. I sent these materials to you directly in an effort to provide information to you as quickly as possible.

         Now that the record date for the annual meeting has been set by Community Financial, I am required to send once again my BLUE proxy statement, proxy card and letter dated March 1st to stockholders who hold their shares through a broker, bank or trustee. These proxy materials are being sent to you through ADP Investor Communication Services.

         If you have not yet done so, please sign and return only a BLUE proxy card to your broker, bank or trustee as soon as possible. If you have already sent a BLUE proxy card to me, you must sign and return another BLUE proxy card to your broker, bank or trustee in order for your vote to be counted. PLEASE do not sign or return any white proxy card.

         IMPORTANT - for stockholders who hold their Community Financial stock through a broker, bank or trustee, the BLUE proxy cards must be returned to your broker, bank or trustee in order for them to be voted at the annual meeting.

         As always, if you have any questions or need additional information, please do not hesitate to call me at (800) 529-3513. Together, we can make a difference at Community Financial.